UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 14, 2005

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-15345                  25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

           2441 Viscount Row                                       32809
            Orlando, Florida                                     (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3   Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 14, 2005, the Company notified the American Stock Exchange ("AMEX") that it had violated Section 121B of the AMEX Company Guide and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, relating to the independence of an audit committee member.

On Tuesday evening, March 8, 2005, it came to the attention of the Company's SEC Compliance Manager that the Company paid $10,000 to a private company for marketing services performed for the Company. This private company is an affiliate of one of the Company's directors, who also serves on the Company's audit committee. Because of the director's role as an audit committee member, the payment was improper under Section 121B of the AMEX Company Guide and SEC Rule 10A-3(b)(1), which states that audit committee members cannot receive any compensation other than for board services. On March 9, 2005, the Company's SEC Compliance Manager notified the Company's outside legal counsel, audit committee chairman, and Chief Financial Officer of the payment. In order to promptly remedy the matter, the director agreed to return the payment. On Thursday, March 10, 2005, the Company received the $10,000 in consulting compensation back from the director.

AMEX has given a verbal opinion that it will not take any further action against the Company other than to request a copy of the Company's internal control policy related to board members.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         GALAXY NUTRITIONAL FOODS, INC.


March 18, 2005                           By:      /s/ Salvatore Furnari
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                                         Name: Salvatore Furnari
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                                         Title:   Chief Financial Officer
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